EXHIBIT 21

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

3003304 Nova Scotia Company	International
572060 B.C. Ltd.	International
Abilene Landfill TX, LP	Limited Partnership
Action Disposal, Inc.	Corporation
Ada County Development Company, Inc.	Corporation
Adrian Landfill, Inc.	Corporation
ADS of Illinois, Inc.	Corporation
ADS, Inc.	Corporation
Agri-Tech, Inc. of Oregon	Corporation
Alabama Recycling Services, Inc.	Corporation
Albany-Lebanon Sanitation, Inc.	Corporation
Allied Acquisition Pennsylvania, Inc.	Corporation
Allied Acquisition Two, Inc.	Corporation
Allied Enviroengineering, Inc.	Corporation
Allied Gas Recovery Systems, L.L.C.	Limited Liability Company
Allied Green Power, Inc.	Corporation
Allied Nova Scotia, Inc.	Corporation
Allied Receivables Funding Incorporated	Corporation
Allied Services, LLC	Limited Liability Company
Allied Transfer Systems of New Jersey, LLC	Limited Liability Company
Allied Waste Alabama, Inc.	Corporation
Allied Waste Company, Inc.	Corporation
Allied Waste Hauling of Georgia, Inc.	Corporation
Allied Waste Holdings (Canada) Ltd.	Corporation
Allied Waste Industries (Arizona), Inc.	Corporation
Allied Waste Industries (New Mexico), Inc.	Corporation
Allied Waste Industries (Southwest), Inc.	Corporation
Allied Waste Industries of Georgia, Inc.	Corporation
Allied Waste Industries of Illinois, Inc.	Corporation
Allied Waste Industries of Northwest Indiana, Inc.	Corporation
Allied Waste Industries of Tennessee, Inc.	Corporation
Allied Waste Landfill Holdings, Inc.	Corporation
Allied Waste North America, Inc.	Corporation
Allied Waste of California, Inc.	Corporation
Allied Waste of Long Island, Inc.	Corporation
Allied Waste of New Jersey, Inc.	Corporation
Allied Waste of New Jersey-New York, LLC	Limited Liability Company
Allied Waste Rural Sanitation, Inc.	Corporation
Allied Waste Services of North America, LLC	Corporation
Allied Waste Services of Stillwater, Inc.	Corporation
Allied Waste Sycamore Landfill, LLC	Limited Liability Company
Allied Waste Systems Holdings, Inc.	Corporation
Allied Waste Systems of Michigan, LLC	Limited Liability Company
Allied Waste Systems of New Jersey, LLC	Limited Liability Company
Allied Waste Systems of Pennsylvania, LLC	Limited Liability Company
Allied Waste Systems, Inc.	Corporation
Allied Waste Transfer Services of Florida, LLC	Limited Liability Company
Allied Waste Transfer Services of Iowa, LLC	Limited Liability Company
Allied Waste Transfer Services of New York, LLC	Limited Liability Company
Allied Waste Transfer Services of North Carolina, LLC	Limited Liability Company
Allied Waste Transfer Services of Utah, Inc.	Corporation

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

Allied Waste Transportation, Inc.	Corporation
American Disposal Services of Illinois, Inc.	Corporation
American Disposal Services of Kansas, Inc.	Corporation
American Disposal Services of Missouri, Inc.	Corporation
American Disposal Services of New Jersey, Inc.	Corporation
American Disposal Services of West Virginia, Inc.	Corporation
American Disposal Services, Inc.	Corporation
American Disposal Transfer Services of Illinois, Inc.	Corporation
American Materials Recycling Corp.	Corporation
American Sanitation, Inc.	Corporation
American Transfer Company, Inc.	Corporation
Anderson Regional Landfill, LLC	Limited Liability Company
Anson County Landfill NC, LLC	Limited Liability Company
Apache Junction Landfill Corporation	Corporation
Arbor Hills Holdings, LLC	Minority Interest
Area Disposal, Inc.	Corporation
Atlantic Waste Holding Company, Inc.	Corporation
Attwoods of North America, Inc.	Corporation
Attwoods Umweltschutz GmbH	International
Atwoods Holdings GmbH	International
Autauga County Landfill, LLC	Limited Liability Company
Automated Modular Systems, Inc.	Corporation
Autoshred, Inc.	Corporation
AWIN Leasing Company, Inc.	Corporation
AWIN Leasing II, LLC	Limited Liability Company
AWIN Management, Inc.	Corporation
BBCO, Inc.	Corporation
Belleville Landfill, Inc.	Corporation
Benson Valley Landfill	General Partnership
Benton County Development Company	General Partnership
BFGSI Series 1997-A Trust	Minority Interest
BFGSI, L.L.C.	Limited Liability Company
BFI Argentina, S.A.	International
BFI Atlantic GmbH i. L.	International
BFI Atlantic, Inc.	Corporation
BFI Elliott Landfill TX, LP	Limited Partnership
BFI Energy Systems of Albany, Inc.	Corporation
BFI Energy Systems of Boston, Inc.	Corporation
BFI Energy Systems of Delaware County, Inc.	Corporation
BFI Energy Systems of Essex County, Inc.	Corporation
BFI Energy Systems of Hempstead, Inc.	Corporation
BFI Energy Systems of Niagara II, Inc.	Corporation
BFI Energy Systems of Niagara, Inc.	Corporation
BFI Energy Systems of Plymouth, Inc.	Corporation
BFI Energy Systems of SEMASS, Inc.	Corporation
BFI Energy Systems of Southeastern Connecticut, Inc.	Corporation
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Limited Partnership
BFI International, Inc.	Corporation
BFI of Ponce, Inc.	International

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

BFI REF-FUEL, INC.	Corporation
BFI Services Group, Inc.	Corporation
BFI Trans River (GP), Inc.	Corporation
BFI Trans River (LP), Inc.	Corporation
BFI Transfer Systems of Alabama, LLC	Limited Liability Company
BFI Transfer Systems of DC, LLC	Limited Liability Company
BFI Transfer Systems of Georgia, LLC	Limited Liability Company
BFI Transfer Systems of Maryland, LLC	Limited Liability Company
BFI Transfer Systems of Massachusetts, LLC	Limited Liability Company
BFI Transfer Systems of Mississippi, LLC	Limited Liability Company
BFI Transfer Systems of New Jersey, Inc.	Corporation
BFI Transfer Systems of Pennsylvania, LLC	Limited Liability Company
BFI Transfer Systems of Texas, LP	Limited Partnership
BFI Transfer Systems of Virginia, LLC	Limited Liability Company
BFI Waste Services of Indiana, LP	Limited Partnership
BFI Waste Services of Massachusetts, LLC	Limited Liability Company
BFI Waste Services of Pennsylvania, LLC	Limited Liability Company
BFI Waste Services of Tennessee, LLC	Limited Liability Company
BFI Waste Services of Texas, LP	Limited Partnership
BFI Waste Services, LLC	Limited Liability Company
BFI Waste Systems of Alabama, LLC	Limited Liability Company
BFI Waste Systems of Arkansas, LLC	Limited Liability Company
BFI Waste Systems of Georgia, LLC	Limited Liability Company
BFI Waste Systems of Indiana, LP	Limited Partnership
BFI Waste Systems of Kentucky, LLC	Limited Liability Company
BFI Waste Systems of Louisiana, LLC	Limited Liability Company
BFI Waste Systems of Massachusetts, LLC	Limited Liability Company
BFI Waste Systems of Mississippi, LLC	Limited Liability Company
BFI Waste Systems of Missouri, LLC	Limited Liability Company
BFI Waste Systems of New Jersey, Inc.	Corporation
BFI Waste Systems of North America, Inc.	Corporation
BFI Waste Systems of North Carolina, LLC	Limited Liability Company
BFI Waste Systems of Oklahoma, LLC	Limited Liability Company
BFI Waste Systems of South Carolina, LLC	Limited Liability Company
BFI Waste Systems of Tennessee, LLC	Limited Liability Company
BFI Waste Systems of Virginia, LLC	Limited Liability Company
Bio-Med of Oregon, Inc.	Corporation
Blue Ridge Landfill General Partnership	General Partnership
Blue Ridge Landfill TX, LP	Limited Partnership
Bond County Landfill, Inc.	Corporation
Borrego Landfill, Inc.	Corporation
Brenham Total Roll-Offs, LP	Limited Partnership
Brickyard Disposal & Recycling, Inc.	Corporation
Bridgeton Landfill, LLC	Limited Liability Company
Bridgeton Transfer Station, LLC	Limited Liability Company
Browning-Ferris Energy Inc.	International
Browning-Ferris Financial Services, Inc.	Corporation

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

Browning-Ferris Industries Argentina, S.A.	International
Browning-Ferris Industries Asia Pacific, Inc.	Corporation
Browning-Ferris Industries Chemical Services, Inc.	Corporation
Browning-Ferris Industries de Mexico, S.A. de C.V.	International
Browning-Ferris Industries Europe, Inc.	Corporation
Browning-Ferris Industries of California, Inc.	Corporation
Browning-Ferris Industries of Florida, Inc.	Corporation
Browning-Ferris Industries of Illinois, Inc.	Corporation
Browning-Ferris Industries of New Jersey, Inc.	Corporation
Browning-Ferris Industries of New York, Inc.	Corporation
Browning-Ferris Industries of Ohio, Inc.	Corporation
Browning-Ferris Industries of Puerto Rico, Inc.	International
Browning-Ferris Industries of Tennessee, Inc.	Corporation
Browning-Ferris Industries, Inc. (MA)	Corporation
Browning-Ferris Industries, LLC	Limited Liability Company
Browning-Ferris Industries, Ltd.	International
Browning-Ferris Quebec Inc.	International
Browning-Ferris Services, Inc.	Corporation
Browning-Ferris, Inc.	Corporation
Brundidge Landfill, LLC	Limited Liability Company
Brunswick Waste Management Facility, LLC	Limited Liability Company
Bunting Trash Service, Inc.	Corporation
Butler County Landfill, LLC	Limited Liability Company
C & C Expanded Sanitary Landfill, LLC	Limited Liability Company
Camelot Landfill TX, LP	Limited Partnership
Capitol Recycling and Disposal, Inc.	Corporation
Carbon Limestone Landfill, LLC	Limited Liability Company
CC Landfill, Inc.	Corporation
CECOS International, Inc.	Corporation
Celina Landfill, Inc.	Corporation
Central Arizona Transfer, Inc.
Central Sanitary Landfill, Inc.	Corporation
Chambers Development of North Carolina, Inc.	Corporation
Champlin Refuse, Inc.	Minority Interest
Charlotte County Development Company, LLC	Limited Liability Company
Charter Evaporation Resource Recovery Systems	Corporation
Cherokee Run Landfill, Inc.	Corporation
Chilton Landfill, LLC	Limited Liability Company
Citizens Disposal, Inc.	Corporation
City-Star Services, Inc.	Corporation
Clarkston Disposal, Inc.	Corporation
Clinton County Landfill Partnership	General Partnership
Cocopah Landfill, Inc.	Corporation
Commercial Reassurance Limited	International
Congress Development Co.	Minority Interest
Consolidated Processing, Inc.	Corporation
Copper Mountain Landfill, Inc.	Corporation
Corvallis Disposal Co.	Corporation

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

County Disposal (Ohio), Inc.	Corporation
County Disposal, Inc.	Corporation
County Environmental Landfill, LLC	Limited Liability Company
County Land Development Sanitary Landfill, LLC	Limited Liability Company
County Landfill, Inc.	Corporation
County Line Landfill Partnership	General Partnership
Courtney Ridge Landfill, LLC	Limited Liability Company
Crow Landfill TX, L.P.	Limited Partnership
D & L Disposal L.L.C.	Limited Liability Company
Dallas Disposal Co.	Corporation
Delta Container Corporation	Corporation
Delta Dade Recycling Corp.	Corporation
Delta Paper Stock, Co.	Corporation
Delta Resources Corp.	Corporation
Delta Site Development Corp.	Corporation
Delta Waste Corp.	Corporation
Dempsey Waste Systems II, Inc.	Corporation
Denver RL North, Inc.	Corporation
Dinverno, Inc.	Corporation
Desarollo del Rancho La Gloria TX, LP	Limited Partnership
DTC Management, Inc.	Corporation
E Leasing Company, LLC	Limited Liability Company
Eagle Industries Leasing, Inc.	Corporation
Eastern Disposal, Inc.	International
ECDC Environmental of Humboldt County, Inc.	Corporation
ECDC Environmental, L.C.	Limited Liability Company
ECDC Holdings, Inc.	Corporation
EcoSort, L.L.C.	Minority Interest
El Centro Landfill, LP	Limited Partnership
Elder Creek Transfer & Recovery, Inc.	Corporation
Ellis County Landfill TX, LP	Limited Partnership
Ellis Scott Landfill MO, LLC	Limited Liability Company
Environmental Development Corp.	Corporation
Environmental Development Corp.	International
Environmental Reclamation Company	Corporation
Environtech, Inc.	Corporation
Envotech-Illinois L.L.C.	Limited Liability Company
Evergreen National Indemnity Company	Minority Interest
Evergreen Scavenger Service, L.L.C.	Limited Liability Company
Evergreen Scavenger Services, Inc.	Corporation
F. P. McNamara Rubbish Removal, Inc.	Corporation
Flint Hill Road, LLC	Limited Liability Company
Foothills Sanitary Landfill, Inc.	Minority Interest
Forest View Landfill, LLC	Limited Liability Company
Fort Worth Landfill TX, LP	Limited Partnership
Forward, Inc.	Corporation
Fred Barbara Trucking Co., Inc.	Corporation

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

Frontier Waste Services (Colorado), LLC	Limited Liability Company
Frontier Waste Services (Utah), LLC	Limited Liability Company
Frontier Waste Services of Louisiana L.L.C.	Limited Liability Company
Frontier Waste Services, L.P.	Limited Partnership
G. Van Dyken Disposal Inc.	Corporation
Galveston County Landfill TX, LP	Limited Partnership
Gateway Landfill, LLC	Limited Liability Company
GEK, Inc.	Corporation
General Refuse Rolloff Corp.	Corporation
General Refuse Service of Ohio, LLC	Limited Liability Company
Georgia Recycling Services, Inc.	Corporation
Giles Road Landfill, TX, LP
Global Indemnity Assurance Company	Corporation
Golden Triangle Landfill TX, LP	Limited Partnership
Golden Waste Disposal, Inc.	Corporation
Grants Pass Sanitation, Inc.	Corporation
Great Lakes Disposal Service, Inc.	Corporation
Great Plains Landfill OK, LLC	Limited Liability Company
Green Valley Landfill General Partnership	General Partnership
Greenridge Reclamation, LLC	Limited Liability Company
Greenridge Waste Services, LLC	Limited Liability Company
Greenwood Landfill TX, LP	Limited Partnership
Gulf West Landfill TX, LP	Limited Partnership
Gulfcoast Waste Service, Inc.	Corporation
H Leasing Company, LLC	Limited Liability Company
Harland’s Sanitary Landfill, Inc.	Corporation
Harrison County Landfill, LLC	Limited Liability Company
Illiana Disposal Partnership	General Partnership
Illinois Landfill, Inc.	Corporation
Illinois Recycling Services, Inc.	Corporation
Illinois Valley Recycling, Inc.	Corporation
Imperial Landfill, Inc.	Corporation
Independent Trucking Company	Corporation
Ingrum Waste Disposal, Inc.	Corporation
International Disposal Corp. of California	Corporation
Island Waste Services Ltd.	Corporation
Itasca Landfill TX, LP	Limited Partnership
Jackson County Landfill, LLC	Limited Liability Company
Jefferson City Landfill, LLC	Limited Liability Company
Jetter Disposal, Inc.	Corporation
Kankakee Quarry, Inc.	Corporation
Keller Canyon Landfill Company	Corporation
Keller Drop Box, Inc.	Corporation
Kent-Meridian Disposal Company	Minority Interest
Kerrville Landfill TX, LP	Limited Partnership
Key Waste Indiana Partnership	General Partnership
La Canada Disposal Company, Inc.	Corporation
Lake County C & D Development Partnership	General Partnership
Lake Norman Landfill, Inc.	Corporation

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

LandComp Corporation	Corporation
Lathrop Sunrise Sanitation Corporation	Corporation
Lee County Landfill SC, LLC	Limited Liability Company
Lee County Landfill, Inc.	Corporation
Lemons Landfill, LLC	Limited Liability Company
Lewisville Landfill TX, LP	Limited Partnership
Liberty Waste Holdings, Inc.	Corporation
Liberty Waste Services Limited, L.L.C.	Limited Liability Company
Liberty Waste Services of Illinois, L.L.C.	Limited Liability Company
Liberty Waste Services of McCook, L.L.C.	Limited Liability Company
Little Creek Landing, LLC	Limited Liability Company
Local Sanitation of Rowan County, L.L.C.	Limited Liability Company
Loop Recycling, Inc.	Corporation
Loop Transfer, Incorporated	Corporation
Lorain County Landfill, LLC	Limited Liability Company
Louis Pinto & Son, Inc., Sanitation Contractors	Corporation
Lucas County Land Development, Inc.	Corporation
Lucas County Landfill, LLC	Limited Liability Company
Mamaroneck Truck Repair, Inc.	Corporation
Manumit of Florida, Inc.	Corporation
Marion Resource Recovery Facility, LLC	Minority Interest
Mars Road TX, LP	Limited Partnership
McCarty Road Landfill TX, LP	Limited Partnership
McInnis Waste Systems, Inc.	Corporation
Menands Environmental Solutions, LLC	Limited Liability Company
Mesa Disposal, Inc.	Corporation
Mesquite Landfill TX, LP	Limited Partnership
Metro Enviro Transfer, LLC	Limited Liability Company
Mexia Landfill TX, LP	Limited Partnership
Midway Development Company, Inc.	Corporation
Minneapolis Refuse, Inc.	Minority Interest
Mirror Nova Scotia Limited	International
Mississippi Waste Paper Company	Corporation
Missouri City Landfill, LLC	Limited Liability Company
Morehead Landfill General Partnership	General Partnership
Mountain Home Disposal, Inc.	Corporation
N Leasing Company, LLC	Limited Liability Company
NationsWaste Catawba Regional Landfill, Inc.	Corporation
NationsWaste, Inc.	Corporation
Ncorp, Inc.	Corporation
New Morgan Landfill Company, Inc.	Corporation
New York Waste Services, LLC	Limited Liability Company
Newco Waste Systems of New Jersey, Inc.	Corporation
Newton County Landfill Partnership	General Partnership
Noble Road Landfill, Inc.	Corporation
Northeast Landfill, LLC	Limited Liability Company
Northlake Transfer, Inc.	Corporation
Oakland Heights Development, Inc.	Corporation

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

Oklahoma City Landfill, L.L.C.	Limited Liability Company
Omega Holdings Gmbh	International
Oscar’s Collection System of Fremont, Inc.	Corporation
Otay Landfill, Inc.	Corporation
Ottawa County Landfill, Inc.	Corporation
Packerton Land Company, L.L.C.	Limited Liability Company
Palomar Transfer Station, Inc.	Corporation
Panama Road Landfill, TX, L.P.	Limited Partnership
Peltier Real Estate Company	Corporation
Pinal County Landfill Corp.	Corporation
Pine Bend Holdings, LLC	Minority Interest
Pine Hill Farms Landfill TX, LP	Limited Partnership
Pinecrest Landfill OK, LLC	Limited Liability Company
Pittsburg County Landfill, Inc.	Corporation
Pleasant Oaks Landfill TX, LP	Limited Partnership
Polk County Landfill, LLC	Limited Liability Company
Port Clinton Landfill, Inc.	Corporation
Portable Storage Co.	Corporation
Preble County Landfill, Inc.	Corporation
Price & Sons Recycling Company	Corporation
Prince George’s County Landfill, LLC	Limited Liability Company
PSI Waste Systems, Inc.	Corporation
Rabanco Companies	General Partnership
Rabanco Recycling, Inc.	Corporation
Rabanco, Ltd.	Corporation
Ramona Landfill, Inc.	Corporation
RC Miller Enterprises, Inc.	Corporation
RC Miller Refuse Service, Inc.	Corporation
RCS, Inc.	Corporation
Ref-Fuel Canada Ltd.	International
Regional Disposal Company	Joint Venture
Resource Recovery, Inc.	Corporation
Rio Grande Valley Landfill TX, LP	Limited Partnership
Risk Services, Inc.	Corporation
Rock Road Industries, Inc.	Corporation
Roosevelt Associates	Minority Interest
Ross Bros. Waste & Recycling Co.	Corporation
Rossman Sanitary Service, Inc.	Corporation
Roxana Landfill, Inc.	Corporation
Royal Holdings, Inc.	Corporation
Royal Oaks Landfill TX, LP	Limited Partnership
S & S Recycling, Inc.	Corporation
S Leasing Company, LLC	Limited Liability Company
Saguaro National Captive Insurance Company	Corporation
Saline County Landfill, Inc.	Corporation
San Diego Landfill Systems, LLC	Limited Liability Company
San Marcos NCRRF, Inc.	Corporation
Sand Valley Holdings, L.L.C.	Limited Liability Company

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

Sangamon Valley Landfill, Inc.	Corporation
Sanitary Disposal Service, Inc.	Corporation
Sauk Trail Development, Inc.	Corporation
Show-Me Landfill, LLC	Limited Liability Company
Shred – All Recycling Systems, Inc.	Corporation
Source Recycling, Inc.	Corporation
South Central Texas Land Co. TX, LP	Limited Partnership
Southeast Landfill, LLC	Limited Liability Company
Southwest Landfill TX, LP	Limited Partnership
Southwest Regional Landfill, Inc.	Corporation
Springfield Environmental General Partnership	General Partnership
St. Joseph Landfill, LLC	Limited Liability Company
Standard Disposal Services, Inc.	Corporation
Standard Environmental Services, Inc.	Corporation
Standard Waste, Inc.	Corporation
Streator Area Landfill, Inc.	Corporation
Suburban Carting Corp.	Corporation
Suburban Transfer, Inc.	Corporation
Suburban Warehouse, Inc.	Corporation
Summit Waste Systems, Inc.	Corporation
Sunrise Sanitation Service, Inc.	Corporation
Sunset Disposal Service, Inc.	Corporation
Sunset Disposal, Inc.	Corporation
Sycamore Landfill, Inc.	Corporation
Tate’s Transfer Systems, Inc.	Corporation
Taylor Ridge Landfill, Inc.	Corporation
Tennessee Union County Landfill, Inc.	Corporation
Tessman Road Landfill TX, LP	Corporation
The Ecology Group, Inc.	Corporation
Thomas Disposal Service, Inc.	Corporation
Tippecanoe County Waste Services Partnership	General Partnership
Tom Luciano’s Disposal Service, Inc.	Corporation
Total Roll-Offs, L.L.C.	Limited Liability Company
Total Solid Waste Recyclers, Inc.	Corporation
Tri-State Recycling Services, Inc.	Corporation
Tri-State Refuse Corporation	Corporation
Tricil (N.Y.), Inc.	Corporation
Trottown Transfer, Inc.	Corporation
Turkey Creek Landfill TX, LP	Limited Partnership
United Disposal Service, Inc.	Corporation
Upper Rock Island County Landfill, Inc.	Corporation
Valley Landfills, Inc.	Corporation
VHG, Inc.	Corporation
Victoria Landfill TX, LP	Limited Partnership
Vining Disposal Service, Inc.	Corporation
Warner Hill Development Company	Corporation
Warrick County Development Company	General Partnership

Allied Waste Industries, Inc.
Active Subsidiaries and Affiliates

Wasatch Regional Landfill, Inc.	Corporation
Waste Control Systems, Inc.	Corporation
Waste Services of New York, Inc.	Corporation
Wastehaul, Inc.	Corporation
Wayne County Land Development, LLC	Limited Liability Company
Wayne County Landfill IL, Inc.	Corporation
WDTR, Inc.	Corporation
Webster Parish Landfill, L.L.C.	Limited Liability Company
Whispering Pines Landfill TX, LP	Limited Partnership
Willamette Resources, Inc.	Corporation
Williams County Landfill Inc.	Corporation
Willow Ridge Landfill, LLC	Limited Liability Company
Wilson County Development, LLC	Limited Liability Company
WJR Environmental, Inc.	Corporation
Woodlake Sanitary Service, Inc.	Corporation